December 5, 2012 Presented by: Gerald Hassell – Chairman & CEO Todd Gibbons – Chief Financial Officer Exhibit 99.1 Goldman Sachs Financial Services Conference 2012

Goldman Sachs Financial Services Conference 2012
Cautionary Statement
A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-
looking statements.” These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the
“Corporation”) financial outlook and future financial results, including statements with respect to market and economic outlook and the Corporation's growth profile, balance sheet, capital and culture; priorities in a challenging operating environment; driving organic revenue growth, including statements about Global Collateral Services and building on our international presence; operational excellence initiatives, including statements regarding business operations, technology and corporate services initiatives, projected program savings and annualized targeted savings; expectations regarding Basel III;
statements regarding the operating environment’s impact on revenue, including 4Q12 trends with respect to net interest revenue, Corporate Trust and the Depositary Receipts market; expectations with respect to returning capital to shareholders;
and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives.  These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control).
Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward Looking
Statements” and “Risk Factors” in the Corporation’s 2011 Annual Report on Form 10-K for the year ended December 31, 2011, the “2011 Annual Report”, the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012 and September 30, 2012 and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”).  Such forward-looking statements speak only as of December 5, 2012, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Non-GAAP Measures:  In this presentation we will discuss some non-GAAP measures in detailing the Corporation’s performance.  We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations.  We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance.  Additional disclosures relating to non-GAAP measures are contained in the
Appendix and in the Corporation’s reports filed with the SEC, including the 2011 Annual Report and the
Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, available at
www.bnymellon.com.
1

Goldman Sachs Financial Services Conference 2012
Attractive Business Model
A leading manager and servicer of global financial assets
2
Growth
Profile
Deliver revenue growth in challenging markets, significant upside in normalized markets
Operational
Excellence
Improve efficiency to increase margins, reduce operational risk and deliver the highest service quality
Balance
Sheet
Highly liquid, excellent credit quality and strong capital position
Capital
Significant capital generation, disciplined capital deployment and high returns on tangible equity
Culture
Collaborate across our businesses to power global investments for our clients and shareholders

Goldman Sachs Financial Services Conference 2012
Investment Services
(36% non-U.S. Revenue)
• Largest global custodian
• Global Collateral Management – #1
• Alternative Investment Services – #3 Fund Administrator
• Corporate Trust – #1 ~$11.6T in outstanding debt serviced
• Depositary Receipts – #1 >60% market share
• Pershing – #1 clearing firm in U.S., U.K., Ireland, Australia
• Treasury Services – Top 5 global payments
Investment Management
(44% non-U.S. Revenue)¹
• Asset Management – #7 global asset manager
• Wealth Management – #8 U.S. wealth manager
Leading Manager and Servicer of Global Financial Assets
3
The global leader in
Investment Services,
~$27.9T AUC/A
LTM ended 9/30/12:
Revenue $9.9B
Pretax Income $2.6B
A leading global
Investment Manager,
~$1.4T AUM
LTM ended 9/30/12:
Revenue $3.6B
Pretax Income $1.0B
NOTES:
1 Non-U.S. revenue percentages are last twelve months (LTM) ended 9/30/12.
Rankings reflect BNY Mellon's size in the markets in which it operates and are based on internal data as well as BNY Mellon's knowledge of those markets. For additional details regarding these rankings, see page 23 of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, available at See Appendix for revenue and pretax income reconciliation.

www.bnymellon.com/investorrelations.

Goldman Sachs Financial Services Conference 2012
We are an Investments Company
Serving clients across and at any point in the investment life cycle
Investment
Life
Cycle
4
Depositary
Receipts
Broker-Dealer Svcs.
Global Markets
Treasury Services
Asset
Servicing
Investment
Management
Investment
Management
Pershing
Corporate
Trust
Create
Assets
Trade
Assets
Hold
Assets
Manage
Assets
Distribute
Assets
Restructure
Assets

Goldman Sachs Financial Services Conference 2012
MANAGE
Investment Management
TRADE
Global Collateral Services,
Lending, Global Markets,
and Treasury Services
HOLD
Asset Servicing, Pershing,
Liquidity Services
CREATE
Corporate Trust, Depositary Receipts,
Capital Markets, Lending
DISTRIBUTE
Pershing, Liquidity Services
5
Spanning the Investment Life Cycle
A client example
RESTRUCTURE
Corporate Trust
Client Example:
Large Global
Financial Institution
RIA = Registered Investment Advisors
Debt Servicing globally
Depositary Receipts agent for “end”
client’s equity issuance
Debt underwriting
Secured lending
U.S. Domestic Clearance
Global collateral management
Secured financing
Currency hedging for alternative
investment funds
U.S. Cash Management for
broker/dealer funding operations
Custody and fund services
Check-writing for U.S. Operations
Administrative / operational support for
separately-managed accounts in client’s
wealth management business
Tri-party custody of initial margin for client’s
prime brokerage clients
Manage institutional and private wealth
assets:
Manage U.S. employee 401(k) assets
Overnight cash deposits invested via BNY
Mellon Cash Investment Strategies
Debt Servicing in the Americas,
EMEA and APAC for CDOs, CLOs,
and Re-securitizations
Distribute client’s:
Mutual funds via
Pershing’s extensive RIA
network
Money-market funds to
our Investment Servicing
clients

Goldman Sachs Financial Services Conference 2012
Challenging Operating Environment Persists

• “Lower for longer” macro environment
– Interest rates and economic forecasts
• Eurozone and U.S. “fiscal cliff” concerns
• De-risking
• Lower trading volumes and volatility
• Weak structured debt securitizations market
• Cyclical headwinds for Depositary Receipts

Goldman Sachs Financial Services Conference 2012
Priorities in a Challenging Operating Environment

Organic Revenue Growth
• Winning new business
• Providing client solutions to address increasing regulation
• Building on our international presence
• Fostering culture of collaboration and innovation
Operational Excellence Initiatives
• Targeting $650-$700MM in pre-tax savings for 2015
Strong and Liquid Balance Sheet
• Excellent credit quality
• Significant capital generation
• Business model performs well under stress tests
• Highest credit ratings among U.S. banks
Disciplined Capital Deployment
• Investing in business
• Returning capital to shareholders through share
repurchases and dividends
Deliver consistent EPS growth and return capital to shareholders

Goldman Sachs Financial Services Conference 2012
Cumulative Assets Under Custody Wins
LTM ending 9/30/12
Driving Organic Revenue Growth
Continuing to win new business
($ billions)
Cumulative Long-Term Net Flows
LTM ending 9/30/12
($ billions)
8
$431
$884
$1,198
$1,720
$0
$500
$1,000
$1,500
$2,000
4Q11 1Q12 2Q12 3Q12
$16
$23
$49
$58
$0
$20
$40
$60
$80
4Q11 1Q12 2Q12 3Q12

Goldman Sachs Financial Services Conference 2012
As of September 30, 2012

Global Collateral Services
By the Numbers
$2.0 trillion in global collateral
assets
$40 billion in derivatives collateral
assets
$100 billion in assets invested
through the Liquidity DIRECT
investment  portal
$300 billion average daily
outstanding securities on loan
Driving Organic Revenue Growth
Global Collateral Services – client solutions to address increasing regulation
SM
Hold /
Segregate /
Aggregate
Manage
Inventory /
Process
Transform
/
Finance
Transparency
/ Reporting
Collateral

Goldman Sachs Financial Services Conference 2012
BNY Mellon
Solutions
Emerging Mature
Trade Finance
Cash & Credit
Depositary Receipts
Corporate Trust
Fund Administration
Asset Management
Asset Servicing
Wealth Management
Asset Management
Asset Servicing
Wealth Management
Clearing Services
Alternative Investment Services
Driving Organic Revenue Growth
Building on our international presence
China
Mexico
Russia
Brazil
Singapore
South Africa
US
UK
Japan
India
Germany
France
Poland
Gulf region
Maturity of market
Australia/NZ
$10-60T
$1-10T
Canada
South
Korea
SOURCE: McKinsey Global Banking Pools database

Goldman Sachs Financial Services Conference 2012
Winning Through Collaboration and Innovation
Issuer & Treasury
Services
Investment
Management
• Embed a culture of
ongoing collaboration
and innovation
– Leverage our product
breadth to deliver value-
added client solutions
– Realize revenue cross-
sell opportunities
– Enhance operations and
technology efficiency
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Clearing
Services
Asset
Servicing
Prime Custody
Operations Utility
System Consolidation
Global Collateral Services
D360
Leverage Corporate Infrastructure and Buying Power
Platforms – RIA, DC, Managed Accts

Goldman Sachs Financial Services Conference 2012
Operational Excellence Initiatives
Transforming Operations, Technology and Corporate Services
12
$0
$250
$500
Gross Savings
Program Costs
Net Savings
$223
$240 - $260
$120 - $130
$360 - $390
Sept – 2012
YTD
2012
Target
$51
$274
Total Targeted Pre-tax Savings
for 2015: $650 - $700MM

Goldman Sachs Financial Services Conference 2012
Continuing to Leverage Our Strengths
Strong capital generation and disciplined deployment
13
($ billions)
Basel I Tier 1 Common
60 – 65%
35 – 45%
20 – 25%
~68%
Share
Repurchases
Dividends
~45%
~23%
Tangible Capital
(cumulative)
9/30/12 YTD
Payout Ratio³
Target Annual
Payout Ratio
Payout Ratio
(as a % of Net Income)
CCAR 2012
Stress Test Results²
Growing capital…
Performing well in
stress tests…
Flexibility to
return capital…
1
BK
SOURCE:  Federal Reserve – CCAR 2012
Methodology and Results for Stress
Scenario Projections
0%
2%
4%
6%
8%
10%
12%
14%
Ally STI C MET KEYJPM MS USBGS BACPNCWFCFITBBBT RF COF AXPSTT
$0.6
$1.3
$1.8
$2.6
$0.0
$1.0
$2.0
$3.0
4Q11 1Q12 2Q12 LTM 3Q12
1  Represents a non-GAAP measure. See Appendix for a reconciliation.  Additional disclosure regarding this measure and other non-GAAP measures is available in the Corporation’s reports filed with the SEC, including our Form 10-Q for the quarter ended September 30, 2012, available at
www.bnymellon.com/investorrelations.
2 Represents minimum stressed ratios with all proposed capital actions through Q4 2013 from 2012 Comprehensive Capital Analysis and Review (CCAR).
3  9/30/12 YTD payout ratio reflects net income adjusted for the impact of certain litigation expenses.

Goldman Sachs Financial Services Conference 2012
3,002
2,634
2,516
501 524
836
754
670
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2005 2006 2007 2008 2009 2010 2011 YTD*
2012
6
7
8
9
10
Jul-12 Aug-12 Sep-12 Oct-12 Nov-12
0
100
200
300
400
500
600
2011 2012
Operating Environment: Continuing to Pressure Revenue
0.25
0.30
0.35
0.40
0.45
0.50
Jul-12 Aug-12 Sep-12 Oct-12 Nov-12
3-Month LIBOR (U.S.) FX Volatility
FX Volatility
3Q12 Average
4Q12 Average
Source: Bloomberg (Deutsche Bank Index, Ticker = CVIX)
3-Month LIBOR (U.S.)
Source: Bloomberg (Ticker = US0003M)
Depositary Receipts (DR) Market Drivers
(DR Capital Raisings, Non-U.S. Market IPOs
& DR Corporate Actions)
Source: Renaissance Capital and internal company data; IPO threshold, >US$100MM
NOTE:  Reflects volumes for Jan. 1 through Nov. 30 of 2011 and 2012.
14
Global Debt Issuance Volume
(ABS, MBS, CDOs & CLOs)
Source: Thomson Reuters    * YTD = year-to-date (11/30/12)
NOTE: Reflects ABS, MBS, CDO and CLO issuances only.
474
338

Goldman Sachs Financial Services Conference 2012
Our Business Model Drives Value
Broadest product breadth to deliver client solutions
Benefits from globalization and long-term growth of financial assets
Generates recurring core fee revenue that is less reliant on risk-
weighted asset growth
Generates significant levels of capital that can be returned to shareholders
Strong relative performance in challenging markets; significant upside when markets normalize

Appendix

Goldman Sachs Financial Services Conference 2012
BNY Mellon Peer Groups
Corporate 12-Member
Peer Group
Top 10 U.S. Banks
(by Market Capitalization)
American Express BNY Mellon
Bank of America Bank of America
BlackRock Citigroup
Charles Schwab JPMorgan Chase
Citigroup Fifth Third
JPMorgan Chase Northern Trust
Northern Trust PNC Financial
PNC Financial State Street
Prudential Financial SunTrust
State Street U.S. Bancorp
U.S. Bancorp Wells Fargo
Wells Fargo

Goldman Sachs Financial Services Conference 2012
Reconciliation Schedule
Business – revenue and pretax income
($millions)
Revenue
4Q11 1Q12 2Q12 3Q12 LTM 3Q12
Investment Services $2,415 $2,494 $2,488 $2,487 $9,884
Investment Management $822 $907 $913 $924 $3,566
($millions)
Pretax Income
4Q11 1Q12 2Q12 3Q12 LTM 3Q12
Investment Services $709 $699 $405 $756 $2,569
Investment Management $190 $288 $271 $280 $1,029
Note: Pre-tax metrics exclude the impact of historical intangible amortization.
LTM = last twelve months ended 9/30/12

Goldman Sachs Financial Services Conference 2012
Capital Ratio Definitions
Tier 1 Capital
Represents common shareholders’ equity (excluding certain components of comprehensive income) and qualifying trust preferred securities, adjusted for goodwill and certain intangible assets, deferred tax liabilities associated with non-tax deductible intangible assets and tax deductible goodwill, pensions, securities valuation allowance, merchant banking investments and deferred tax asset.
Tier 1 Common Equity
Represents Tier 1 capital excluding qualifying trust preferred securities divided by total risk weighted assets.

Goldman Sachs Financial Services Conference 2012
Reconciliation Schedule
Tangible capital generation
($millions)
Tangible Net Income
4Q11 1Q12 2Q12 3Q12 LTM 3Q12
Net income – continuing operations¹ $505 $619 $466 $720 $2,310
Intangible amortization – after-tax 66 61 61 60 248
Tangible Net Income $571 $680 $527 $780 $2,558
1
Represents a non-GAAP measure. Additional disclosure regarding this and other non-GAAP measures is available in the Corporation’s reports filed with the SEC, including our current reports on Form 8-K filed on October 17, 2012 and October 19, 2012, particularly page 21 of Exhibit 99.1 (Earnings Review), available at
www.bnymellon.com/investorrelations.

Goldman Sachs Financial Services Conference 2012
Reconciliation Schedule
Return on tangible common equity
($millions)
Net Income
2012 YTD
($millions)
Average Tangible
Common Equity
2012 YTD
Net income – continuing operations¹ $1,805
Average common shareholder’s
equity $34,123
Intangible amortization 182 Less: Average goodwill 17,941
Average intangible assets 5,023
Net Income applicable to common
shareholders $1,987 Add: Tax deductible goodwill (DTL) 1,057
Non-tax deductible intangible
assets (DTL) 1,339
Average tangible common equity $13,555
Return on tangible common equity (annualized) = 19.6%
1
Represents a non-GAAP measure. Additional disclosure regarding this and other non-GAAP measures is available in the Corporation’s reports filed with the SEC, including our current reports on Form 10-Q filed for quarter ended September 30, 2012, available at www.bnymellon.com/investorrelations.

Goldman Sachs Financial Services Conference 2012
$MM 2015
Investment Management $40 - $45
Investment Services 375 - 405
Total Business Operations $415 - $450
Technology / Corporate Services 235 - 250
Pre-tax Savings $650 - $700MM
Driving Operational Excellence
$650MM to $700MM of savings for 2015

Goldman Sachs Financial Services Conference 2012
Financial Summary
2015
Program
Savings
•
Estimated pre-tax savings of $650 - $700 MM
Calendar Year
Savings
•
2012:  $240 – $260 MM
•
2013:  $400 – $430 MM
•
2014:  $535 – $575 MM
Savings net of
program costs /
reinvestment
4Q11
Impact
•
$80-$100 MM of incremental expense
Driving Operational Excellence
Transforming Operations, Technology and Corporate Services
24